UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): April 28, 2006
                                                  --------------

                              MINDEN BANCORP, INC.
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             (Exact name of registrant as specified in its charter)



         United States              000-49882                13-4203146
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(State or other jurisdiction of  (Commission file   (IRS employer identification
         incorporation)              number)                    no.)



   415 Main Street, Minden, Louisiana                       71055
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(Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code: (318) 377-0523
                                                    ---------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  Results of Operations and Financial Condition.
           ---------------------------------------------

      On April 28, 2006, Minden Bancorp, Inc. (the "Company") reported its results of operation for the first quarter ended March 31, 2006.

      For additional information, reference is made to the Company's press release dated April 28, 2006 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed "filed" for any purpose.

ITEM 9.01   Results of Operations and Financial Condition
            ---------------------------------------------

            (a)   Not applicable.
            (b)   Not applicable.
            (c)   Exhibits

                  The following exhibit is filed herewith.

                  Exhibit Number              Description
                  --------------              -----------

                       99.1         Press Release dated April 28, 2006


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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MINDEN BANCORP, INC.



Date: April 28, 2006                  By:  /s/ Becky T. Harrell
                                           -------------------------------------
                                           Becky T. Harrell
                                           Treasurer and Chief Financial Officer



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